UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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BlueBay Destra International Event-Driven Credit Fund

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BlueBay Destra International Event-Driven Credit Fund

October 23, 2025

Dear Shareholder,

BlueBay Destra International Event-Driven Credit Fund (the “Fund”) will hold a Special Meeting of Shareholders on December 9, 2025 at the offices of PINE Advisor Solutions, 501 S Cherry St., Suite 610, Denver, CO 80246, at 9:00 a.m. (Mountain Time) (the “Special Meeting”). Formal notice of the Special Meeting appears on the next page and is followed by the Proxy Statement for the Special Meeting.

At the Special Meeting, you are being asked to approve two proposals.

The first proposal is to approve an amended and restated sub-advisory agreement (the “A&R Sub-Advisory Agreement”) between Destra Capital Advisors LLC (“Destra” or the “Investment Manager”) and RBC Global Asset Management (UK) Limited (“RBC BlueBay” or the “Sub-Adviser”). The approval of the A&R Sub-Advisory Agreement is being proposed at the request of Destra and the Sub-Adviser so as to permit RBC BlueBay to utilize persons employed by an “affiliated person” (as defined in the Investment Company Act of 1940 Act, as amended) to assist in providing discretionary or non-discretionary services under the A&R Sub-Advisory Agreement. All fees and/or other compensation payable to such affiliates will be the responsibility of the Sub-Adviser.

The second proposal is to approve the reclassification of the Fund from diversified to non-diversified under the Investment Company Act of 1940 (the “1940 Act”). This change is intended to provide the Sub-Adviser with enhanced flexibility to manage the Fund’s portfolio in accordance with its investment strategy. The Fund operated as a non-diversified fund from its inception until March 31, 2024, at which point, pursuant to Rule 13a-1 of the 1940 Act, it was reclassified as diversified after having maintained a diversified investment profile for the preceding three years. The Fund now seeks to return to non-diversified status to better position the portfolio for strategic opportunities and align more closely with its long-term investment objectives and as required by Section 13(a)(1) of the 1940 Act, is seeking shareholder approval of that change.

The enclosed proxy statement explains the following proposals:

●	A proposal to approve an amended and restated sub-advisory agreement between Destra and RBC BlueBay.

●	A proposal to approve the reclassification of the Fund from diversified to non-diversified.

Thank you for your investment in the Fund. I encourage you to exercise your rights in governing the Fund by voting on the proposals. The Board of Trustees recommends that you vote FOR the proposals. Your vote is important.

The Board of Trustees has concluded that (i) amending the current sub-advisory agreement to allow for such use of affiliates and (ii) reclassifying the Fund as non-diversified would serve the best interests of the Fund and its shareholders. The Fund’s investment strategy will not change and there will be no increase in the Fund’s aggregate fees as a result of the either proposal. It is important to note that THESE PROPOSALS WILL NOT RESULT IN ANY changes to the current investment strategy or portfolio management team, AND THERE WILL BE NO INCREASE IN THE FEES PAID BY SHAREHOLDERS.

Whether or not you expect to attend the Special Meeting, it is important that your shares be represented. Your immediate response will help reduce the need for the Fund to conduct additional proxy solicitations. Please review the proxy statement and then vote by Internet, telephone or mail as soon as possible. If you vote by mail, please sign and return the proxy card included in this package.

Sincerely,

/s/ Robert Watson
Robert Watson
President
BlueBay Destra International Event-Driven Credit Fund

IMPORTANT INFORMATION

Q.	Why am I receiving this proxy statement?

A.	You are receiving this proxy statement as a shareholder of the BlueBay Destra International Event-Driven Credit Fund’s (the “Fund”) to vote on two proposals:

(i)	approval of an amended and restated sub-advisory agreement (the “A&R Sub-Advisory Agreement”) between Destra Capital Advisors LLC (“Destra” or the “Investment Manager”) and RBC Global Asset Management (UK) Limited (“RBC BlueBay” or the “Sub-Adviser”); and

(ii)	reclassification of the Fund from diversified to non-diversified.

If approved, RBC BlueBay may use persons employed by an “affiliated person” (as defined in the Investment Company Act of 1940 Act, as amended) to assist in providing discretionary or non-discretionary services under the A&R Sub-Advisory Agreement, and the Fund will begin to operate as a non-diversified fund (i.e., be permitted to invest a larger percentage of its assets in the securities of a single issuer or a smaller number of issuers.) THESE PROPOSALS WILL NOT RESULT IN ANY changes to the current investment strategy, Portfolio management team, or THE FEES PAID BY SHAREHOLDERS.

Q.	Will there be any change to the investment strategy or portfolio managers of the Fund?

A.	No.

Q.	Will the management fees paid by the Fund increase if the A&R Sub-Advisory Agreement is approved?

A.	No. Destra is responsible for paying the sub-advisory fees to RBC BlueBay. There will be no increase in the Fund’s aggregate fees, including the management fees payable to Destra.

Q.	What are the benefits and risks of the change of the Fund’s classification from a “diversified” fund to a “non-diversified” fund?

A.	Destra and RBC BlueBay believe that changing the Fund’s classification to non-diversified will benefit the Fund by providing the Fund the flexibility to better position the portfolio for strategic opportunities and align more closely with its long-term investment objectives. It is important to note that, to the extent the Fund invests its assets in a smaller number of issuers, the Fund will be more susceptible to negative events affecting those issuers than a diversified fund. Investing a larger percentage of the Fund’s assets in any one issuer could increase the Fund’s risk of loss and its share price volatility because the value of its shares would be more susceptible to adverse events affecting that issuer.

Q.	Will the Fund pay for the shareholder meeting and related costs?

A.	No. These costs will be borne by the Sub-Adviser.

Q.	What will happen if shareholders of the Fund do not approve the A&R Sub-Advisory Agreement at the Special Meeting?

A.

If the shareholders do not approve the A&R Sub-Advisory Agreement, RBC BlueBay will continue to serve as sub-adviser to the Fund under the existing sub-advisory agreement; however it will not be permitted to utilize persons employed by an “affiliated person” (as defined in the Investment Company Act of 1940 Act, as amended) to assist in providing discretionary or non-discretionary services under the A&R Sub-Advisory Agreement.

Q.	What will happen if shareholders of the Fund do not approve the Fund’s reclassification from a “diversified” fund to a “non-diversified” fund at the Special Meeting?

A.	If the shareholders do not approve the reclassification, the Fund will continue to pursue its investment objective as a diversified fund.

Q.	How does the Board recommend that I vote?

A.	The current members of the Board, including all of the Independent Trustees, recommend that you vote in favor of the proposals.

Q.	What shareholder vote is required?

A.

Each proposal will be approved if it receives the affirmative vote of a majority of the outstanding voting securities of the Fund. In accordance with the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the Special Meeting.

Q.	I have only a few shares — does my vote matter?

A.

Your vote is important. If many shareholders choose not to vote, the Fund might not receive enough votes to reach a quorum to hold the Special Meeting. If it appears that there will not be a quorum, the Fund would have to send additional mailings or otherwise solicit shareholders to try to obtain more votes.

Q.	What is the deadline for submitting my vote?

A.

We encourage you to vote as soon as possible to make sure that the Fund receives enough votes to act on the proposals. Unless you attend the Special Meeting to vote in person, your vote (cast by Internet, telephone or paper proxy card as described below) must be received by the Fund for the Special Meeting by 11:59 p.m. Eastern Time on December 8, 2025.

Q.	Who is eligible to vote?

A.	Any person who owned shares of the Fund on the “Record Date,” which was October 14, 2025 (even if that person has since sold those shares).

Q.	How can I vote?

A.	You may vote in any of four ways:

○	Through the Internet. Please follow the instructions on your proxy card.

○	By telephone, with a toll-free call to the phone number indicated on the proxy card.

○	By mailing in your proxy card.

○	In person at the Special Meeting at the offices of PINE Advisor Solutions on December 9, 2025.

We encourage you to vote via the Internet or telephone using the control number on your proxy card and following the simple instructions because these methods result in the most efficient means of transmitting your vote and reduce the need for the Fund to conduct telephone solicitations and/or follow up mailings. If you would like to change your previous vote, you may vote again using any of the methods described above.

Q.	Who should I call if I have questions?

A.	Please contact Okapi Partners, our proxy solicitor, toll-free at (855) 305-0856. Representatives are available Monday through Friday from 9:00 a.m. to 9:00 p.m., Eastern time.

Q.	How should I sign the proxy card?

A.	You should sign your name exactly as it appears on the proxy card. Unless you have instructed us otherwise, either owner of a joint account may sign the card, but again, the owner must sign the name exactly as it appears on the card. The proxy card for accounts of which the signer is not the owner should be signed in a way that indicates the signer’s authority — for example, “Mary Smith, Custodian.”

BlueBay Destra International Event-Driven Credit Fund

443 N. Willson Ave.

Bozeman, MT 59715

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held December 9, 2025

BlueBay Destra International Event-Driven Credit Fund (the “Fund”) will host the Special Meeting of Shareholders on December 9, 2025 at the offices of PINE Advisor Solutions, 501 S Cherry St., Suite 610, Denver, CO 80246, at 9:00 (Mountain Time) (the “Special Meeting”).

The purpose of the Special Meeting is to consider and act upon the following proposals and to consider and act upon such other matters as may properly come before the Special Meeting and any adjournments thereof:

1.

A proposal to approve an amended and restated sub-advisory agreement (the “Sub-Advisory Agreement”) between Destra Capital Advisors LLC and RBC Global Asset Management (UK) Limited (“RBC BlueBay” or the “Sub-Adviser”).

2.	A proposal to approve the reclassification of the Fund from diversified to non-diversified.

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSALS TO APPROVE THE A&R SUB-ADVISORY AGREEMENT WITH RBC BLUEBAY AND THE RECLASSIFICATION OF THE FUND FROM DIVERSIFIED TO NON-DIVERSIFIED.

IT IS IMPORTANT TO NOTE THAT AS A RESULT OF THESE PROPOSALS THERE ARE NO CHANGES TO THE CURRENT INVESTMENT STRATEGY or PORTFOLIO MANAGEMENT TEAM, AND THERE WILL BE NO INCREASE IN THE FEES PAID BY SHAREHOLDERS.

Shareholders of record of the Fund at the close of business on October 14, 2025 are entitled to notice of and to vote at the Special Meeting and any adjournment(s) thereof. We anticipate that the Notice of the Special Meeting of Shareholders, this proxy statement and the proxy card (collectively, the “proxy materials”) will be mailed to shareholders beginning on or about October 27, 2025.

By Order of the Board of Trustees,

/s/ Nicholas Dalmaso
Nicholas Dalmaso
Chairman and Trustee

October 23, 2025

YOUR VOTE IS IMPORTANT

You can vote easily and quickly over the Internet, by toll-free telephone call, or by mail. Just follow the simple instructions that appear on your proxy card. Please help the Fund reduce the need to conduct telephone solicitation and/or follow-up mailings by voting today.

BlueBay Destra International Event-Driven Credit Fund

443 N. Willson Ave.

Bozeman, MT 59715

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

To be held December 9, 2025

Introduction

This proxy statement is being provided to you on behalf of the Board of Trustees of BlueBay Destra International Event-Driven Credit Fund (the “Fund”) in connection with the solicitation of proxies to be used at a Special Meeting of Shareholders (the “Special Meeting”) of the Fund. The following table identifies the proposals set forth in this proxy statement.

Proposal Number	Proposal Description
1	A proposal to approve an amended and restated sub-advisory agreement (the “A&R Sub-Advisory Agreement”) between Destra Capital Advisors LLC and RBC Global Asset Management (UK) Limited (“RBC BlueBay” or the “Sub-Adviser”)
2	A proposal to approve the reclassification of the Fund from diversified to non-diversified.

You will find this proxy statement divided into five parts:

Part 1     Provides details on the proposal to approve the A&R Sub-Advisory Agreement (see page 8)

Part 2     Provides details on the proposal to approve the reclassification of the Fund from diversified to non-diversified. (see page 14).

Part 3     Provides information about ownership of shares of the Fund (see page 15).

Part 4     Provides information on proxy voting and the operation of the Special Meeting (see page 16).

Part 5     Provides information on other matters (see page 19).

Please read the proxy statement before voting on the proposals. If you have any questions regarding the proposals or the voting process, please call Okapi Partners, LLC, our proxy solicitation firm, toll-free at (855) 305-0856 and a representative will be happy to assist you.

We anticipate that the Notice of the Special Meeting of Shareholders, this proxy statement and the proxy card (collectively, the “proxy materials”) will be mailed to shareholders beginning on or about October 27, 2025.

Annual and Semi-Annual Reports. The Fund’s most recent annual and semi-annual reports to shareholders are available at no cost by accessing the SEC’s website at https://www.sec.gov. You may obtain a copy of a report through the Fund’s website at www.destracapital.com or by calling toll-free at 844-9DESTRA (933-7872).

Important Notice Regarding the Availability of Materials
for the Shareholder Meeting to be Held on December 9, 2025

The proxy statement for the Special Meeting (and additional soliciting material, if any) is available at WWW.OKAPIVOTE.COM/BLUEBAYDESTRA.

PART 1

DESCRIPTION OF PROPOSAL 1
APPROVAL OF AMENDED AND RESTATED Sub-Advisory Agreement

Introduction

The current investment adviser to the Fund, Destra Capital Advisors LLC (“Destra” or the “Investment Manager”), and the Fund have entered into an investment sub-advisory agreement (the “existing sub-advisory agreement”) with RBC Global Asset Management (UK) Limited (“RBC BlueBay” or the “Sub-Adviser”). Under the existing sub-advisory agreement, RBC BlueBay may not delegate the performance of any of its services; however, RBC BlueBay is seeking to amend the existing sub-advisory agreement so as to permit it to rely on persons employed by, and facilities and resources of, its affiliates. The Amended and Restated Sub-Advisory Agreement (A&R Sub-Advisory Agreement”) would permit the Sub-Adviser to use persons employed by an “affiliated person” (as defined in the 1940 Act), each of whom shall be treated as an “associated person” of the Sub-Adviser (as defined in the Investment Advisers Act of 1940, as amended (“Advisers Act”)) to assist in providing discretionary or non-discretionary investment advisory services under the A&R Sub-Advisory Agreement to the extent not prohibited by, or inconsistent with, the 1940 Act and Advisers Act. The Sub-Adviser will be responsible under the A&R Sub-Advisory Agreement for any action taken by such person on behalf of the Sub-Adviser in assisting the Sub-Adviser under the A&R Sub-Advisory Agreement to the same extent as if the Sub-Adviser had taken such action directly. Furthermore, all fees and/or other compensation payable to such an affiliated person shall be the sole responsibility of the Sub-Adviser and the Fund shall not have any obligation to pay any fee or compensation to such affiliated person.

The form of the A&R Sub-Advisory Agreement is attached hereto as Exhibit A. The terms of the A&R Sub-Advisory Agreement are substantially the same as the terms of the existing sub-advisory agreement with respect to services provided by RBC BlueBay. In addition, the sub-advisory fees payable to RBC BlueBay by Destra under the A&R Sub-Advisory Agreement are identical to the sub-advisory fees payable under the existing sub-advisory agreement. The material terms of the A&R Sub-Advisory Agreement and existing sub-advisory agreement are compared below in “Terms of the Existing and Amended and Restated Sub-Advisory Agreements.”

Your approval of the A&R Sub-Advisory Agreement would not result in any change in Fund’s advisory fee rate.

Information About RBC BlueBay

RBC BlueBay provides global investment management services and solutions to institutional and financial institutions. RBC BlueBay is an active investment manager with specialist fixed income credentials and broad-based equity capabilities, plus integrated ESG approach and impact investing strategies, enabling it to respond to a full range of client requirements around responsible investing.

The fixed income team operates a globally integrated investment platform, offering a unique blend of traditional and alternative investment strategies to ensure investors can benefit from investment opportunities across dynamic market environments, sub-asset classes, geographical regions and opportunity sets.

The equities teams adopt a set of robust and differentiated investment philosophies across the equity strategies that provide bottom-up active investment, specific to asset class opportunities.

As part of its global fixed income offering, RBC BlueBay manages a range of relative return, total return and absolute return-style portfolios across the following sub-asset classes of global fixed income:

●	Investment grade debt

●	Emerging market debt

●	High yield/distressed debt & loans

●	Securitized credit

●	Convertible bonds

●	Multi-asset credit and income

●	US Fixed income

●	CLOs

As part of its equities offering, RBC BlueBay manages a range of equities capabilities:

●	Global equities

●	European equities

●	Emerging Market equities

●	Asian equities

RBC BlueBay is located at 100 Bishopsgate, London EC2N 4AA, United Kingdom. RBC BlueBay has been registered with the SEC as an investment adviser since 2002 and is authorized and regulated by the UK Financial Conduct Authority. RBC BlueBay is RBC Global Asset Management’s business outside North America. RBC Global Asset Management employed 1,720 full-time individuals and had $560 billion in assets under management as of September 30, 2025.

RBC BlueBay does not serve as sub-adviser to any other funds registered under the Investment Company Act of 1940, as amended, with similar investment strategies and objectives to the Fund’s.

Factors Considered by the Trustees and their Recommendation

The Board of Trustees is recommending that shareholders vote to approve the A&R Sub-Advisory Agreement.

The Trustees considered and unanimously approved the A&R Sub-Advisory Agreement at a meeting of the Board held on August 14, 2025. The Trustees reviewed and discussed the written materials that were provided in advance of the meeting, as well as information presented at the meeting. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the A&R Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the A&R Sub-Advisory Agreement. During the review process, the Board noted certain instances where clarification or follow-up was appropriate and others where the Board determined that further clarification or follow-up was not necessary. In those instances where clarification or follow-up was requested, the Board determined that in each case either information responsive to its requests had been provided, or where any request was outstanding in whole or in part, given the totality of the information provided with respect to the A&R Sub-Advisory Agreement, the Board had received sufficient information to approve the A&R Sub-Advisory Agreement.

In recommending that shareholders vote to approve the A&R Sub-Advisory Agreement, the Board reviewed and analyzed various factors it determined were relevant, including the factors enumerated below.

Nature, Extent, and Quality of Service

The Board reviewed and considered the nature and extent of the investment advisory services to be provided by the Sub-Adviser to the Fund under the A&R Sub-Advisory Agreement, including the selection of Fund investments. The Board also reviewed and considered the qualifications of the key personnel of the Sub-Adviser who provide the investment advisory services to the Fund. The Board determined that the Sub-Adviser’s key personnel are well-qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board also took into account the Sub-Adviser’s compliance policies and procedures. The Board concluded that the overall quality of the advisory services to be provided was satisfactory.

Performance

The Board noted that it had reviewed the Fund’s performance for the one-year, three-year, five-year, and since inception periods ended September 30, 2024, as compared to a peer group of funds with similar investment strategies in connection with the Board’s consideration of the renewal of the Fund’s current investment sub-advisory agreement at its meeting on November 13, 2024 (the “November Meeting”). The Board noted that for the periods ended September 30, 2024, the Fund outperformed the peer group median over the three-year, five-year and since inception periods and slightly underperformed the peer group median over the one-year period.

The Board then considered the performance of the Fund against the Fund’s category average performance for the one-year, three-year, and since inception periods ended June 30, 2025, noting that the Fund underperformed the category average for the one-year period and outperformed the category average for the three-year and since inception periods. The Board also considered the investment experience of the Sub-Adviser. In addition, the Board reviewed the performance of the Fund compared against its benchmark. The Board concluded that the performance of the Fund over the time periods reviewed was satisfactory.

Fees and Expenses

The Board reviewed the contractual sub-advisory fee rate currently paid and proposed to be paid by Destra to RBC Bluebay for services under the A&R Sub-Advisory Agreement. The Board observed that at the November Meeting, the Board had evaluated the Fund’s advisory fees and total net expense ratios, and compared the advisory fee and total net expense ratio for the Fund against the advisory fees and total expense ratios of a peer group of funds with similar investment strategies. The Board noted that the sub-advisory fees to be paid by Destra to RBC BlueBay under the A&R Sub-Advisory Agreement are the same as the fees paid by Destra to RBC BlueBay under the existing sub-advisory agreement and that such fees are and would be paid by Destra and not the Fund.

Comparable Accounts

The Board noted certain information provided RBC BlueBay regarding fees charged to its other clients utilizing a similar strategy to that employed by the Fund. The Board noted that RBC BlueBay does not have a sub-advisory or segregated large institutional relationship with a comparable strategy.

Economies of Scale

The Board reviewed the structure of the Fund’s investment management under the A&R Sub-Advisory Agreement. The Board noted that generally, RBC BlueBay believes that its size, infrastructure and presence in the global credit markets offer benefits in terms of resources and deal sourcing, but that due to the Fund’s size, economies of scale were not present at this time.

Profitability

The Board noted its discussions regarding Destra’s profitability from its management of the Fund during the November Meeting. In addition, the Board considered information regarding the gross management fee revenue accrued to RBC BlueBay during the calendar year 2024.

Other Benefits to the Sub-Adviser

The Board also considered other benefits potentially received by the Sub-Adviser from its management of the Fund. The Board considered RBC BlueBay’s statements that they do not anticipate receiving or accruing any other benefits from its management of the Fund. The Board concluded that the sub-advisory fee was reasonable in light of the fall-out benefits.

Conclusion

In considering approval of the A&R Sub-Advisory Agreement, the Board evaluated the factors and information described above, as well as information concerning the Sub-Adviser and the Fund that is provided to the Board throughout the year in connection with other Board meetings. In its deliberations, the Board did not identify any single item that was paramount or controlling, and individual Trustees may have attributed different weights to various factors. Based on its consideration of all factors that it deemed material, and assisted by the advice of its counsel, the Board concluded the A&R Sub-Advisory Agreement would be in the best interest of the Fund and its shareholders and approved the A&R Sub-Advisory Agreement.

Based on all of the foregoing, the Trustees recommend that shareholders of the Fund vote FOR the approval of the A&R Sub-Advisory Agreement.

Terms of the Existing and Amended and Restated Sub-Advisory Agreements

A copy of the proposed A&R Sub-Advisory Agreement is attached hereto as Exhibit A. The following description is only a summary; however, all material terms of the A&R Sub-Advisory Agreement have been included in this summary. You should refer to Exhibit A for the A&R Sub-Advisory Agreement.

Sub-Advisory Services. The sub-advisory services to be provided by RBC BlueBay under the A&R Sub-Advisory Agreement are substantially identical to those sub-advisory services currently provided by RBC BlueBay to the Fund under the existing sub-advisory agreement. Under both the A&R Sub-Advisory Agreement and the new sub-advisory agreement, RBC BlueBay manages the investment and reinvestment of such portion of the Fund’s assets as Destra from time to time allocates to RBC BlueBay for management (the “Sub-Advised Assets”). In furnishing its services under both the A&R Sub-Advisory Agreement and the existing sub-advisory agreement, RBC BlueBay will furnish its services to the Fund in accordance with the following: (i) the Fund’s declaration of trust, by-laws and/or other governing documents; (ii) the currently effective registration statement; (iii) the 1940 Act and Advisers Act and the rules thereunder and all other federal and state laws or regulations applicable to the Fund; (iv) the Fund’s compliance manual and other policies and procedures adopted by the Board of Trustees; and (v) the instructions of Destra.

Under both the A&R Sub-Advisory Agreement and the existing sub-advisory agreement, RBC BlueBay may, to the extent permitted by applicable law, aggregate orders for securities to be purchased for the Sub-Advised Assets with orders of other funds managed or advised by RBC BlueBay and is authorized to effect cross-transactions between the Fund and other accounts managed by it.

Under the existing sub-advisory agreement, RBC BlueBay may not delegate the performance of any of its services. However, under the A&R Sub-Advisory Agreement is permitted to rely on persons employed by, and facilities and resources of, its affiliates to assist in providing discretionary or non-discretionary investment advisory services under the A&R Sub-Advisory Agreement to the extent not prohibited by, or inconsistent with, the 1940 Act and Advisers Act. The Sub-Adviser will be responsible under the A&R Sub-Advisory Agreement for any action taken by such person on behalf of the Sub-Adviser and all fees and/or other compensation payable to such an affiliated person shall be the sole responsibility of the Sub-Adviser.

Proxies. Both the A&R Sub-Advisory Agreement and the existing sub-advisory agreement provide that RBC BlueBay is solely responsible to vote all proxies received with respect to the Sub-Advised Assets.

Supplemental Arrangements. Both the A&R Sub-Advisory Agreement and the existing sub-advisory agreement provide that RBC BlueBay may from time to time employ or associate itself with any person it believes to be particularly suited to assist it in providing the services to be performed under the respective agreement provided that no such person, shall perform any services with respect to the Fund that would constitute an assignment or require a written advisory agreement pursuant to the Investment Company Act.

Compensation of RBC BlueBay. Both the A&R Sub-Advisory Agreement and the existing sub-advisory agreement contain identical fee structures pursuant to which Destra pays RBC BlueBay a sub-advisory fee out of its management fee that it receives from the Fund.

Duration and Termination. The existing sub-advisory agreement provides that it will continue in effect for a period of more than two years from November 18, 2022 only so long as such continuance is specifically approved at least annually by the Board of Trustees provided that in such event the continuance is also approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of such approval. The A&R Sub-Advisory Agreement provides that it will continue for a period of more than two years from its effective date only so long as such continuance is specifically approved at least annually by the Board of Trustees provided that in such event the continuance is also approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of such approval.

Both the A&R Sub-Advisory Agreement and the existing sub-advisory agreement provide that the respective agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of the Fund, on sixty (60) days’ written notice to Destra and RBC BlueBay, or by RBC BlueBay or Destra on sixty (60) days’ written notice to the Fund and the other party. Both agreements automatically terminate, without the payment of any penalty, (i) in the event of its assignment (as defined in the 1940 Act), or (ii) in the event that the investment management agreement between Destra and the Fund is assigned (as defined in the 1940 Act) or terminates for any other reason. Both agreements also terminate upon written notice to the other party that the other party is in material breach of the respective agreement, unless the party in material breach cures the breach to the reasonable satisfaction of the other party within thirty (30) days after written notice.

Expenses. Both the A&R Sub-Advisory Agreement and the existing sub-advisory agreement provide that RBC BlueBay will furnish, at its own expense: (i) all necessary facilities (including office space, furnishings and equipment) and personnel, including salaries, expenses and fees of any personnel required for RBC BlueBay to perform its duties under the respective agreement; and (ii) administrative facilities, including bookkeeping and all equipment necessary for the performance of RBC BlueBay’s duties.

Limitation of Liability. Both the A&R Sub-Advisory Agreement and the existing sub-advisory agreement contain identical provisions with respect to the limitation of liability. The A&R Sub-Advisory Agreement and the existing sub-advisory agreement both state that, neither RBC BlueBay or its affiliates will be liable for any losses, claims, damages, liabilities or litigation incurred or suffered by Destra or the Fund as a result of any error of judgment or mistake of law by RBC BlueBay or its affiliates with respect to the Fund. Both agreements also provide that RBC BlueBay will indemnify the Fund, Destra and their affiliates against any losses, claims, damages, liabilities or litigation arising under law based on any willful misconduct, bad faith, reckless disregard or gross negligence of RBC BlueBay in the performance of its duties under the respective agreement or any untrue statement of a material fact contained in any registration statement, proxy materials, advertisements, sales literature, or other materials for the Fund or the omission to state therein a material fact known to RBC BlueBay that was required to be stated therein or necessary to make the statements contained therein not misleading, if such statement or omission was made in reliance upon written information furnished to Destra or the Fund by RBC BlueBay. Both agreements contain a reciprocal provision with respect to the indemnification and limitation of liability for RBC BlueBay.

Additional Information Pertaining to RBC BlueBay

The following table sets forth the name, position and principal occupation of each director and principal executive officer of RBC BlueBay. RBC BlueBay is indirectly wholly-owned by Royal Bank of Canada.

Name	Principal Occupation at RBC Bluebay	Address
Daniel Chornous	Global Chief Investment Officer and Director	100 Bishopsgate, London, EC2N 4AA
Scott Currin	Money Laundering Officer	100 Bishopsgate, London, EC2N 4AA
Erich Gerth	Chief Executive Officer and Director	100 Bishopsgate, London, EC2N 4AA
James Pettigrew	Chairman and Director (Independent Non-Executive)	100 Bishopsgate, London, EC2N 4AA
Anna Bentley	Director (Independent Non-Executive)	100 Bishopsgate, London, EC2N 4AA
Mark Dowding	Director, Chief Investment Officer, Fixed Income	100 Bishopsgate, London, EC2N 4AA
Damon Williams	Director (non-executive)	100 Bishopsgate, London, EC2N 4AA
Malena Ljungkvist	Chief Risk Officer and Director	100 Bishopsgate, London, EC2N 4AA
Paul Bromley	Chief Operating Officer	100 Bishopsgate, London, EC2N 4AA
Anthony Pickering	Head of Business Development	100 Bishopsgate, London, EC2N 4AA
Peter Dixon	Chief Financial Officer	100 Bishopsgate, London, EC2N 4AA

There were no brokerage commissions paid by the Fund to affiliated brokers of RBC BlueBay for the fiscal year ended September 30, 2025.

As of the close of business on October 14, 2025 (the “Record Date”), no officer or Independent Trustee owns securities of, or any has other material direct or indirect interest in, RBC BlueBay or any person controlling, controlled by or under common control with RBC BlueBay. As of the Record Date, no Trustee has had any material interest, direct or indirect, in any material transaction, proposed or otherwise, since the beginning of the Fund’s fiscal year ended September 30, 2025 to which RBC BlueBay, or any parent or subsidiary of RBC BlueBay, or any parent or subsidiary of such entities, was a party.

Required Vote

As provided under the 1940 Act, approval of the A&R Sub-Advisory Agreement will require the vote of a majority of the outstanding voting securities of the Fund. In accordance with the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the Special Meeting. The shareholders of the Fund will vote together as a single class.

FOR THE REASONS SET FORTH ABOVE, THE BOARD OF TRUSTEES OF THE FUND

UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF

THE A&R Sub-Advisory Agreement.

PART 2

DESCRIPTION OF PROPOSAL 2
APPROVAL TO reclassifY the Fund from diversified to non-diversified

Introduction

The Investment Company Act of 1940, as amended (the “1940 Act”) requires every management company to be classified as either a “diversified” fund or “non-diversified” fund within the meaning of the 1940 Act. The 1940 Act also requires shareholders to approve a change in a fund’s classification from a diversified fund to a non-diversified fund.

A diversified fund is limited as to the amount it may invest in any single issuer. Under the 1940 Act, a diversified fund may not, with respect to 75% of its total assets, invest in securities of any issuer if, as a result of such investment (i) more than 5% of the value of the fund’s total assets would be invested in securities of any one issuer, or (ii) the fund would hold more than 10% of the outstanding voting securities of any one issuer. These percentage limitations do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or to securities issued by other investment companies. These limits apply at the time a diversified fund purchases a security; a diversified fund may exceed these limits if positions it already holds increase in value relative to the rest of the fund’s holdings. In contrast, a non-diversified fund is not subject to the limits of a diversified fund; it may invest a greater percentage of its assets in a single issuer or a fewer number of issuers than a diversified fund.

The Fund operated as a non-diversified fund from its inception until March 31, 2024, at which point, pursuant to Rule 13a-1 of the 1940 Act, it was reclassified as diversified after having maintained a diversified investment profile for the preceding three years. The Fund now seeks to return to non-diversified status to better position the portfolio for strategic opportunities and align more closely with its long-term investment objectives. This change is also expected to provide the Sub-Adviser with enhanced flexibility to manage the Fund’s portfolio in accordance with its investment strategy.

To the extent the Fund invests its assets in a smaller number of issuers, the Fund will be more susceptible to negative events affecting those issuers than a diversified fund. Investing a larger percentage of the Fund’s assets in any one issuer could increase the Fund’s risk of loss and its share price volatility because the value of its shares would be more susceptible to adverse events affecting that issuer. If the Fund takes a larger position in an issuer that subsequently has an adverse return, the Fund may have a greater loss than it would have had if the Sub-Adviser had invested Fund assets in a larger number of issuers.

Other than the change in the Fund’s classification from diversified to non-diversified, the Adviser and Sub-Adviser do not propose or anticipate any other material changes in the management of the Fund if the Proposal is approved. Any future material changes to the management of the Fund will require consideration by the Board and disclosure in the Fund’s prospectus or statement of additional information, as appropriate. In addition, the Fund has maintained and intends to continue to maintain the required level of diversification and otherwise conduct its operations so as to continue to qualify as a “regulated investment company” for purposes of the Internal Revenue Code of 1986, as amended.

If shareholders of the Fund do not approve the Proposal, the Fund will continue to operate as a “diversified” fund.

At a meeting held on August 14, 2025, the Board considered the Proposal and voted unanimously to approve the Proposal. In determining to recommend approval of the Proposal, the Board considered, among other factors, that the Adviser and Sub-Adviser believe that such change would better position the Fund’s portfolio for strategic opportunities and align with its long-term investment objectives.

PART 3

GENERAL INFORMATION ABOUT OWNERSHIP OF SHARES OF THE FUND

Outstanding Shares

Only Shareholders of record at the close of business on October 14, 2025, will be entitled to notice of, and to vote at, the Special Meeting. On October 14, 2025, the following Class I Shares, Class A Shares, and Class T Shares were outstanding and entitled to vote:

Class	Shares Outstanding and Entitled to Vote
Class I Shares	16,028,282.662

Class	Shares Outstanding and Entitled to Vote
Class A Shares	516,394.375

Class	Shares Outstanding and Entitled to Vote
Class T Shares	462,084.262

PART 4

INFORMATION ON PROXY VOTING AND THE SPECIAL MEETING

Who is Eligible to Vote

Shareholders of record of the Fund as of the close of business on October 14, 2025 (the “Record Date”) are entitled to vote on all of the Fund’s business at the Special Meeting and any adjournments thereof. Each whole share is entitled to one vote on each matter on which it is entitled to vote, and each fractional share is entitled to a proportionate fractional vote. Shares represented by properly executed proxies, unless revoked before or at the Special Meeting, will be voted according to the shareholder’s instructions. If you sign a proxy, but do not fill in a vote, your shares will be voted to approve the proposal. If any other business comes before the Special Meeting, your shares will be voted at the discretion of the persons named as proxies.

Proposals by Shareholders

The Fund does not intend to hold meetings of shareholders except to the extent that such meetings may be required under the 1940 Act or state law. Under the Fund’s Declaration of Trust, shareholders owning in the aggregate 10% of the outstanding shares of all classes of the Fund have the right to call a meeting of shareholders to consider the removal of one or more Trustees. Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should submit their written proposals to the Fund at its principal office within a reasonable time before such meeting. The timely submission of a proposal does not guarantee its consideration at the meeting.

Proxies, Quorum and Voting at the Special Meeting

Shareholders may use the proxy card provided if they are unable to attend the Special Meeting in person or wish to have their shares voted by a proxy even if they do attend the Special Meeting. Any shareholder that has given a proxy to someone has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the secretary of the Fund. The Fund’s secretary is Mr. Jake Schultz, and he may be reached at the following address: 443 North Willson Avenue, Bozeman, Montana 59715. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw a previously submitted proxy and vote in person.

All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of the proposal described herein and will use their best judgment to vote on such other business as may properly come before the Special Meeting or any adjournment thereof.

Telephonic Voting. Shareholders may call the toll-free phone number indicated on their proxy card to vote their shares. Shareholders will need to enter the control number set forth on their proxy card and then will be prompted to answer a series of simple questions. The telephonic procedures are designed to authenticate a shareholder’s identity, to allow shareholders to vote their shares and to confirm that their instructions have been properly recorded.

Internet Voting. Shareholders may submit an “electronic” proxy over the Internet in lieu of returning an executed proxy card. In order to use this voting feature, shareholders should go to the website indicated on the shareholder’s proxy card and enter the control number set forth on the proxy card. Shareholders will be prompted to follow a simple set of instructions, which will appear on the website.

Quorum

The presence in person or by proxy of the holders of thirty-three and one-third (33-1/3%) of the Shares of the Fund present in person or represented by proxy and entitled to vote shall constitute a quorum for the transaction of business at the Special Meeting. For purposes of determining the presence of a quorum, abstentions will be counted as present, and broker “non-votes” will not be counted as present. Abstentions will have the effect of a “no” vote for purposes of obtaining the requisite approval of the proposal.

If a quorum is not present at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve a proposal are not received, shareholders may vote to adjourn the Special Meeting in order to solicit additional proxies. A shareholder vote may be taken on one or more proposals prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the Special Meeting is adjourned to permit additional solicitation with respect to any other proposal.

As provided under the 1940 Act, approval of the proposed A&R Sub-Advisory Agreement and the reclassification of the Fund from diversified to non-diversified will each require the vote of a majority of the outstanding voting securities of the Fund. In accordance with the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the Special Meeting.

Method of Solicitation and Expenses

Your vote is being solicited by the Board of Trustees of the Fund. The cost of soliciting proxies, including the costs related to the solicitation of shareholders, printing, mailing and tabulation of proxies and the fees of the proxy soliciting agent, will be borne by the Sub-Adviser. The Fund expects that the solicitation will be primarily by mail, but may also include telephone, electronic or other means of communication. If the Fund does not receive your proxy by a certain time, you may receive a telephone call from the proxy soliciting agent asking you to vote. The Fund does not reimburse Trustees and officers of the Fund, or regular employees and agents of the Investment Manager, for any involvement in the solicitation of proxies.

The Fund will not bear any expenses in connection with soliciting shareholder approval. All such expenses will be borne by the Sub-Adviser. The Sub-Adviser will pay the cost of those services estimated to be $37,900.

Voting by RBC

As of the Record Date, RBC owns and/or has the power to vote approximately 1.0% of the shares of the Fund as disclosed on Exhibit C to this proxy statement. RBC intends to vote those shares in favor of Proposals.

Ownership of the Fund

As of the Record Date, the current Trustees and officers as a group owned less than 1% of the outstanding shares of the Fund or any class of the Fund. Each person that, to the knowledge of the Fund, owned beneficially or of record 5% or more of the outstanding shares of the Fund as of the Record Date is listed in Exhibit C to this proxy statement.

Procedures for Shareholder Communications with the Board

Shareholders may send communications to the Board of Trustees of the Fund. Shareholders should send communications intended for the Board of Trustees by addressing the communication directly to the Board of Trustees (or individual Trustee(s)) and/or otherwise clearly indicating in the salutation that the communication is for the Board of Trustees (or individual Trustee(s)) and by sending the communication to the Fund’s address for the Trustee(s) at c/o BlueBay Destra International Event-Driven Credit Fund, 443 North Willson Avenue, Bozeman, Montana 59715. Other Shareholder communications received by the Fund not directly addressed and sent to the Board of Trustees will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Other Business

While the Special Meeting has been called to transact any business that may properly come before it, the only matter that the Trustees intend to present is the matter stated in the attached Notice of the Special Meeting of Shareholders. However, if any additional matters properly come before the Special Meeting, and on all matters incidental to the conduct of the Special Meeting, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment on such matters.

October 23, 2025

PART 5

OTHER MATTERS

OTHER MATTERS

Proxy Statement Delivery

“Householding” is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Shareholders of the Fund who share a common address and who have not opted out of the householding process should receive a single copy of the proxy statement together with one Proxy Card or Voting Instruction Card, as applicable. If you received more than one copy of the proxy statement, you may elect to household in the future; if you received a single copy of the proxy statement, you may opt out of householding in the future; and you may, in any event, obtain an additional copy of this proxy statement by calling (855) 305-0856 or writing to the Fund at the following address: 1212 Avenue of the Americas, 17th Floor, New York, NY 10036. Copies of this proxy statement and the accompanying Notice of Special Meeting are also available at www.OkapiVote.com/BlueBayDestra.

Service Providers

Ultimus Fund Solutions, LLC, (“UFS” or the “Administrator”), located at 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246-0707 serves as the Fund’s administrator and provides administrative services to assist with the Fund’s operational needs. UFS also provides accounting services to the Fund and serves as the Fund’s distribution paying agent, transfer agent and registrar. The Bank of New York, located at One Wall Street, New York, NY 10286, serves as custodian for the Fund.

Fiscal Year

The fiscal year-end of the Fund is September 30.

EXHIBIT A

FORM OF PROPOSED AMENDED AND RESTATED INVESTMENT SUB-ADVISORY AGREEMENT

AMENDED AND RESTATED INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT, dated as of [     ], by and among BlueBay Destra International Event-Driven Credit Fund (the “Fund”), Destra Capital Advisors LLC (the “Advisor”), and RBC Global Asset Management (UK) Limited (the “Sub-Adviser”).

WHEREAS, the Advisor is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”) and is engaged in the business of supplying investment advice as an independent contractor;

WHEREAS, the Advisor has entered into an investment management agreement (the “Investment Management Agreement”) dated 11th of February, 2021 with the Fund, an investment company registered under the Investment Company Act of 1940, as amended (“Investment Company Act”);

WHEREAS, the Advisor has the authority under the Investment Management Agreement with the Fund to retain sub-advisers;

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act;

WHEREAS, the Board of Trustees (each Board member individually a “Trustee” and together the “Trustees”) of the Fund and the Advisor desire to retain the Sub-Adviser to render investment advisory and other services to the Fund, in the manner and on the terms hereinafter set forth;

WHEREAS, the Sub-Adviser is willing to furnish such services to the Advisor and the Fund;

NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, and intending to be legally bound hereby, the Fund, the Advisor and the Sub-Adviser agree as follows:

1.	APPOINTMENT OF THE SUB-ADVISER

The Advisor hereby appoints the Sub-Adviser to act as an investment adviser for the Fund, subject to the supervision and oversight of the Advisor and the Trustees of the Fund, and in accordance with the terms and conditions of this Agreement. The Sub-Adviser will be an independent contractor and will have no authority to act for or represent the Fund or the Advisor in any way or otherwise be deemed an agent of the Fund or the Advisor except as expressly authorized in this Agreement or another writing by the Fund, the Advisor and the Sub-Adviser.

2.	ACCEPTANCE OF APPOINTMENT

The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

The assets of the Fund will be maintained in the custody of a custodian (who shall be identified by the Advisor in writing). The Sub-Adviser will not have custody of any securities, cash or other assets of the Fund and will not be liable for any loss resulting from any act or omission of the custodian other than acts or omissions arising in reliance on instructions of the Sub-Adviser.

3.	SERVICES TO BE RENDERED BY THE SUB-ADVISER TO THE FUND

A. As an investment adviser to the Fund, the Sub-Adviser shall, subject to the supervision and oversight of the Advisor, manage the investment and reinvestment of such portion of the assets of the Fund as the Advisor may from time to time allocate to the Sub-Adviser for management (the “Sub-Advised Managed Assets”).

B. As part of the services it will provide hereunder, the Sub-Adviser will:

(i) obtain and evaluate, to the extent deemed necessary and advisable by the Sub-Adviser in its discretion, pertinent economic, statistical, financial, and other information affecting the economy generally and individual companies or industries, the securities of which are included in the Sub-Advised Managed Assets or are under consideration for inclusion in the Sub-Advised Managed Assets;

(ii) formulate and implement a continuous investment program for the Sub-Advised Managed Assets as outlined in the Fund’s Registration Statement;

(iii) take whatever steps are necessary to implement the investment program for the Sub-Advised Managed Assets by arranging for the purchase and sale of securities and other investments, including, but not limited to, (a) issuing directives to the administrator of the Fund as necessary for the appropriate implementation of the investment program of the Sub-Advised Managed Assets, (b) selecting the brokers or dealers that will execute the purchases and sales of portfolio investments for the Fund (and when executing transactions, or placing orders with brokers for execution by those brokers, the Sub-Adviser shall, (except to the extent that it is following a specific instruction from the Fund or Adviser, as appropriate, in relation to the execution of an order) owe to the Fund and Client a duty to take all sufficient steps to obtain the best possible result for the Fund, taking into account the execution factors that are relevant to the execution or placing of that order under the terms of the Sub-Adviser’s Order Execution Policy, (c) subject to obtaining the initial and periodic approvals required under Section 15 of the Investment Company Act and the approval of the Advisor, retaining one or more additional sub-advisers at the Sub-Adviser’s own cost and expense for the purpose of furnishing one or more of the services described hereunder with respect to the Fund, (d) negotiating and entering into ISDA master agreements to implement the investment program for the Sub-Advised Managed Assets, (e) assisting the Advisor in negotiating certain agreements with service providers or implementing certain systems necessary for the Sub-Adviser to provide the services described hereunder, and (f) making required arrangements to meet collateral requirements for the trading of any derivatives in the Sub-Advised Managed Assets, including issuing instructions to advance collateral to any clearing house/member or bi-lateral counterparty, in order to meet the rules of any applicable exchanges or markets;

(iv) keep the Trustees of the Fund and the Adviser fully informed in writing on an ongoing basis as agreed by the Advisor and the Sub-Adviser as to (1) all material facts concerning the investment and reinvestment of the Sub-Advised Managed Assets and (2) the Sub-Adviser and its key investment personnel and operations, make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Advisor or the Trustees of the Fund; and attend meetings with the Advisor and/or the Trustees, as reasonably requested, to discuss the foregoing;

(v) in accordance with procedures and methods established by the Trustees of the Fund, which may be amended from time to time, provide assistance in determining the fair value of all securities and other investments/assets within the Sub-Advised Managed Assets as requested;

(vi) provide any and all material composite performance information, records and supporting documentation about accounts the Sub-Adviser manages, if appropriate, which are relevant to the Fund and that have investment objectives, policies, and strategies substantially similar to those employed by the Sub-Adviser in managing the Sub-Advised Managed Assets that may be reasonably necessary, under applicable laws, to allow the Fund or its agent to present information concerning the Sub-Adviser’s prior performance in the Fund’s Registration Statement and any permissible reports and materials prepared by the Fund;

(vii) cooperate with and provide reasonable assistance to the Adviser, the Fund’s administrator, the Fund’s custodian and foreign custodians, the Fund’s transfer agent and pricing agents and all other agents and representatives of the Fund and the Adviser; keep all such persons fully informed as to such matters as they may reasonably deem necessary(and as notified to Sub-Adviser) to the performance of their obligations to the Fund and the Adviser; provide prompt responses to reasonable requests made by such persons; and maintain any appropriate interfaces with each such person so as to promote the efficient exchange of information; and

(viii) file any required reports with the SEC pursuant to Sections 13(f) and 13(g) of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

C. In furnishing services hereunder, the Sub-Adviser shall be subject to, and shall perform in accordance with, the following: (i) the Fund’s declaration of trust, by-laws and/or other governing instruments, as the same may be hereafter modified and/or amended from time to time (“Governing Documents”); (ii) the currently effective Registration Statement and any amendments thereto; (iii) the Investment Company Act and the Advisers Act and the rules under each, and all other federal and state laws or regulations applicable to the Fund; (iv) the Fund’s compliance manual and other policies and procedures adopted from time to time by the Board of Trustees of the Fund, to the extent they are applicable to the Sub-Adviser; and (v) the instructions of the Advisor. Prior to the commencement of the Sub-Adviser’s services hereunder, the Advisor shall provide the Sub-Adviser with current copies of any Governing Documents, Registration Statement, compliance manual and other relevant policies and procedures that are adopted by the Board of Trustees of the Fund. The Advisor undertakes to provide the Sub-Adviser with copies or other written notice of any amendments, modifications or supplements to any such above-mentioned document.

D. The Sub-Adviser, at its expense, will furnish: (i) all necessary facilities (including office space, furnishings, and equipment) and personnel, including salaries, expenses and fees of any personnel required for the Sub-Adviser to faithfully perform its duties under this Agreement; and (ii) administrative facilities, including bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser’s duties under this Agreement.

E. The Sub-Adviser may, to the extent permitted by applicable laws and regulations, aggregate orders for securities to be purchased for the Sub-Advised Managed Assets with order of other funds managed or advised by the Sub-Adviser. On occasions when the Sub-Adviser deems the purchase of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser, allocation of the securities so purchased, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner which the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients over time. The Advisor agrees that the Sub-Adviser and its affiliates may give advice and take action in the performance of their duties with respect to any of their other clients that may differ from advice given, or the timing or nature of actions taken, with respect to the Fund. The Advisor also acknowledges that the Sub-Adviser and its affiliates are fiduciaries to other entities, some of which have the same or similar investment objectives (and will hold the same or similar investments) as the Fund, and that the Sub-Adviser will carry out its duties hereunder together with its duties under such relationships. Nothing in this Agreement shall be deemed to confer upon the Sub-Adviser any obligation to purchase or to recommend for purchase for the Fund any investment that the Sub-Adviser, its affiliates, officers or employees may purchase or sell for its or their own account or for the account of any client, if in the sole and absolute discretion of the Sub-Adviser it is for any reason impractical or undesirable to take such action or make such recommendation for the Fund.

F. The Sub-Adviser will maintain all accounts, books and records with respect to the Sub-Advised Managed Assets as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act and Advisers Act and the rules thereunder.

G. Subject to applicable law, ~~including approval of a written agreement by the Fund, the Sub-Adviser may, from time to time, delegate the performance of the services to be provided hereunder to its affiliate, RBC Global Asset Management (U.S.) Inc. (“RBC U.S.”). RBC U.S.’s performance of any such services shall be subject to the Advisor’s oversight.~~ the Sub-Adviser is permitted to use persons employed by an “affiliated person” (as defined in the 1940 Act) of the Sub-Adviser, each of whom shall be treated as an “associated person” of the Sub-Adviser defined in the Advisers Act) to assist in providing discretionary or non-discretionary investment advisory services under this Agreement to the extent not prohibited by, or inconsistent with, the 1940 Act and Advisers Act. The Sub-Adviser will be responsible under this Agreement for any action taken by such person on behalf of the Sub-Adviser in assisting the Sub-Adviser under the Agreement to the same extent as if the Sub-Adviser had taken such action directly. All fees and/or other compensation payable to such an affiliated person shall be the sole responsibility of the Sub-Adviser and the Trust shall not have any obligation to pay any fee or compensation to such affiliated person.

The Sub-Adviser may rely on persons employed by, and facilities and resources of, RBC Global Asset Management (U.S.) Inc. (or a successor to substantially all of the business of the foregoing) to assist the Sub-Adviser in providing services under this Agreement. The Sub-Adviser will be responsible under this Agreement for any action taken by the foregoing in assisting the Sub-Adviser under the Agreement to the same extent as if the Sub-Adviser had taken such action directly. All fees and/or other compensation payable thereto shall be the sole responsibility of the Sub-Adviser and the Trust shall not have any obligation to pay any fee or compensation to such entities.

H. The Sub-Adviser is authorized to effect cross-transactions between a Fund and other accounts managed by the Sub-Adviser.

I. The Sub-Adviser is authorized, on behalf of the Fund, to negotiate, execute and enter into futures account agreements, clearing agreements, ISDA master agreements and related documents, and to open accounts and take other necessary or appropriate actions related thereto. The Sub-Adviser is also authorized, on behalf of a Fund, to (i) enter into agreements and execute any documents (e.g., any derivatives documentation such as exchange-traded and over-the-counter, as applicable) required to make investments pursuant to the Fund’s objectives, investment policies and investment restrictions which shall include any market and/or industry standard documentation and the standard representations contained therein; and (ii) acknowledge the receipt of brokers’ risk disclosure statements, electronic trading disclosure statements and similar disclosures. In connection with the trading of derivatives, and the purposes of the foregoing documents, the Adviser hereby appoints the Sub-Adviser as process agent to receive service of process for any proceedings in England and Wales on behalf of the Adviser or Fund.

4.	COMPENSATION OF THE SUB-ADVISER

The Advisor will pay the Sub-Adviser a monthly advisory fee, with respect to the Sub-Advised Managed Assets. Such fee will be equal to a percentage of the Fund’s average daily managed assets based on an annual rate of 1.75%, as described in the Investment Management Agreement, and in accordance with the following table:

	Fee Split
Managed Assets	Sub-Advisor	Adviser
Principal Seed Capital at Cost	100%	0%
Next $100 Million over Principal Seed Capital at Cost	70%	30%
In excess of $100 Million over Principal Seed Capital at Cost	60%	40%

Except as may otherwise be prohibited by law or regulation (including, without limitation, any then current SEC staff interpretation), the Sub-Adviser may, in its discretion and from time to time, waive all or any portion of its advisory fee.

5.	LIABILITY AND INDEMNIFICATION

A. Except as may otherwise be provided by the Investment Company Act or any other federal securities law, neither the Sub-Adviser nor any of its officers, directors, partners, members or employees (its “Affiliates”) shall be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Advisor or the Fund as a result of any error of judgment or mistake of law by the Sub-Adviser or its Affiliates with respect to the Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Sub-Adviser or its Affiliates for, and the Sub-Adviser shall indemnify and hold harmless the Fund, the Advisor, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended (“1933 Act”)) (collectively, “Advisor Indemnitees”) against, any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Advisor Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Sub-Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in any Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact known to the Sub- Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon written information furnished to the Advisor or the Fund by the Sub- Adviser Indemnitees (as defined below) for use therein.

B. Except as may otherwise be provided by the Investment Company Act or any other federal securities law, the Advisor, the Fund and their respective Affiliates shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Sub-Adviser as a result of any error of judgment or mistake of law by the Advisor, the Fund and their respective Affiliates with respect to the Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Advisor for, and the Advisor shall indemnify and hold harmless the Sub-Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Sub-Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Sub-Adviser Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Advisor in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in any Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact known to the Advisor that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Sub-Adviser or the Fund by the Advisor Indemnitees for use therein.

6.	REPRESENTATIONS OF THE ADVISOR

The Advisor represents, warrants and agrees that:

A. The Advisor has been duly authorized by the Board of Trustees of the Fund to delegate to the Sub- Adviser the provision of investment services to the Fund as contemplated hereby.

B. The Advisor has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and will provide the Sub-Adviser with a copy of such code of ethics.

C. The Advisor is currently in material compliance and shall at all times continue to materially comply with the requirements imposed upon the Advisor by applicable law and regulations.

D. The Advisor (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) to the best of its knowledge, has met and will seek to continue to meet for so long as this Agreement is in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self- regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; and (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Advisor from serving as investment manager of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise. The Advisor will also promptly notify the Sub-Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund, provided, however, that routine regulatory examinations shall not be required to be reported by this provision.

E. The execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which Advisor or any of its Affiliates are a party.

7.	REPRESENTATIONS OF THE SUB-ADVISER

The Sub-Adviser represents, warrants and agrees that:

A. The Sub-Adviser is currently in material compliance and shall at all times continue to materially comply with the requirements imposed upon the Sub-Adviser by applicable law and regulations.

B. The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Advisor of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise. The Sub-Adviser will also promptly notify the Fund and the Advisor if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund, provided, however, that routine regulatory examinations shall not be required to be reported by this provision, and such disclosure is not restricted by applicable law or regulation.

C. The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j- 1 under the Investment Company Act and Rule 204A-1 under the Advisers Act and will provide the Advisor and the Board with a copy of such code of ethics, together with evidence of its adoption. Within forty-five (45) days of the end of the last calendar quarter of each year that this Agreement is in effect, and as otherwise requested, the president, Chief Compliance Officer or a vice-president of the Sub-Adviser shall certify to the Advisor that the Sub-Adviser has complied with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of the Sub-Adviser’s code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation. The Sub-Adviser shall further provide the Adviser with relevant sections of its Code of Ethics for review of the Advisor, upon reasonable request of the Advisor.

D. The Sub-Adviser has provided the Fund and the Advisor with a copy of its Form ADV Parts 1 and 2, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC, and promptly will furnish a copy of all amendments to the Fund and the Advisor at least annually. Such amendments shall reflect all changes in the Sub-Adviser’s organizational structure, professional staff or other significant developments affecting the Sub-Adviser, as required by the Advisers Act.

E. The Sub-Adviser will notify the Fund and the Advisor of any assignment of this Agreement or change of control of the Sub-Adviser, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Fund or Members of the Management Committee of the Sub-Adviser, in each case prior to or promptly after, such change. The Sub-Adviser agrees to bear all reasonable expenses of the Fund, if any, arising out of an assignment or change in control.

F. The Sub-Adviser will promptly notify the Advisor of any financial condition that is likely to impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement.

G. The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage and, upon the written request of the Advisor, provide evidence of such insurance coverage to the Advisor.

H. The execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which Sub-Adviser or any of its Affiliates are a party.

8.	PROXIES

The Sub-Adviser shall be solely responsible to vote all proxies received with respect to the Sub-Advised Managed Assets, and shall take all necessary and reasonable steps with respect to corporate actions related to securities held or previously held as part of the Sub-Advised Managed Assets. The Sub-Adviser shall not incur any liability to the Fund or the Advisor for failing to vote any proxies, or to take an action with respect to a corporate action, if it had not received such proxies or related communication on a timely basis. For the avoidance of doubt, the Sub-Adviser shall not be responsible for the exercise of any class or similar representative action attached to securities of the Fund.

9.	SUPPLEMENTAL ARRANGEMENTS

The Sub-Adviser may from time to time employ or associate itself with any person it believes to be particularly suited to assist it in providing the services to be performed by such Sub-Adviser hereunder, provided that no such person shall perform any services with respect to the Fund that would constitute an assignment or require a written advisory agreement pursuant to the Investment Company Act. Any compensation payable to such persons shall be the sole responsibility of the Sub-Adviser, and neither the Advisor nor the Fund shall have any obligations with respect thereto or otherwise arising under the Agreement.

10.	REGULATION

The Sub-Adviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports, or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

11.	RECORDS

The records relating to the services provided under this Agreement shall be the property of the Fund and shall be under its control; however, the Fund shall furnish to the Sub-Adviser such records and permit the Sub-Adviser to retain such records (either in original or in duplicate form) as the Sub-Adviser shall reasonably require in order to carry out its business. In the event of the termination of this Agreement, such other records shall promptly be returned to the Fund by the Sub-Adviser free from any claim or retention of rights therein, provided that the Sub-Adviser may retain any such records that are required to be retained by it by law or regulation. The Advisor and the Sub-Adviser shall keep confidential any information obtained in connection with their respective duties hereunder and shall disclose such information only if the Fund has authorized such disclosure or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities, or otherwise required by law.

12.	DURATION OF AGREEMENT

This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved: (i) by a vote of a majority of those Trustees of the Fund who are not “interested persons” (as defined in the Investment Company Act) of any party to this Agreement (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Fund’s outstanding voting securities. This Agreement shall continue in effect for a period of more than two (2) years from the date of its execution only so long as such continuance is specifically approved at least annually by the Board of Trustees provided that in such event such continuance shall also be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval.

13.	TERMINATION OF AGREEMENT

This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of the Fund, on sixty (60) days’ written notice to the Advisor and the Sub-Adviser, or by the Advisor or Sub-Adviser on sixty (60) days’ written notice to the Fund and the other party. This Agreement will automatically terminate, without the payment of any penalty, (i) in the event of its assignment (as defined in the Investment Company Act), or (ii) in the event the Investment Management Agreement between the Advisor and the Fund is assigned (as defined in the Investment Company Act) or terminates for any other reason. This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.

14.	AMENDMENTS TO THE AGREEMENT

Except to the extent permitted by the Investment Company Act or the rules or regulations thereunder or pursuant to exemptive relief granted by the SEC, this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of the Fund (unless such approval is not required by Section 15 of the Investment Company Act as interpreted by the SEC or its staff or unless the SEC has granted an exemption from such approval requirement) and by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval.

15.	ASSIGNMENT

Any assignment (as that term is defined in the Investment Company Act) of this Agreement made by the Sub-Adviser shall result in the automatic termination of this Agreement, as provided in Section 12 hereof. Notwithstanding the foregoing, no assignment shall be deemed to result from any changes in the directors, officers or employees of such Sub-Adviser except as may be provided to the contrary in the Investment Company Act or the rules or regulations thereunder.

16.	ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement of the parties with respect to the Fund.

17.	HEADINGS

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

18.	NOTICES

All notices required to be given pursuant to this Agreement shall be delivered or mailed to the address listed below of each applicable party in person or by registered or certified mail or a private mail or delivery service providing the sender with notice of receipt or to such other address as specified in a notice duly given to the other party. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

For:	Destra Capital Advisors LLC

443 North Willson Avenue Bozeman, Montana 59715

Phone: (877) 855-3434

With a copy emailed to: legal@destracapital.com

For:	BlueBay Destra International Event-Driven Credit Fund

c/o Destra Capital Advisors LLC

443 North Willson Avenue Bozeman, Montana 59715

Phone: (877) 855-3434

With a copy emailed to: legal@destracapital.com

For:	RBC Global Asset Management (UK) Limited

100 Bishopsgate, London EC2N 4AA, United Kingdom

For attention of: Product Development

19.	SEVERABILITY

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

20.	GOVERNING LAW

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware, without reference to conflict of law or choice of law doctrines, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of the State of Delaware, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

21.	INTERPRETATION

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act shall be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the Investment Company Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment,” and “affiliated persons,” as used herein shall have the meanings assigned to them by Section 2(a) of the Investment Company Act. In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

22.	THIRD PARTY BENEFICIARY

The Advisor and Sub-Adviser expressly agree that the Fund shall be deemed an intended third party beneficiary of this Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

DESTRA CAPITAL ADVISORS LLC		RBC GLOBAL ASSET MANAGEMENT (UK) LIMITED

By:		By:
Name:	Robert Watson	Name:
Title:	President	Title:

BLUEBAY DESTRA INTERNATIONAL EVENT-DRIVEN CREDIT FUND

By:
Name:	Robert Watson
Title:	President

EXHIBIT B

INVESTMENT SUB-ADVISORY FEES

Sub-Advisory Fees	Sub-Advisory Fee Rate Paid to RBC BlueBay for the Fiscal Year Ended September 30, 2025	Most Recent Date of Shareholder Approval of Existing Sub-Advisory Agreement and Purpose of Submission to Shareholders	Most Recent Date of Approval of Existing Sub-Advisory Agreement by the Board of Trustees
Destra pays RBC BlueBay a monthly advisory fee, with respect to the Sub-Advised Managed Assets. Such fee will be equal to a percentage of the Fund’s average daily managed assets based on an annual rate of 1.75%, as described in the Investment Management Agreement, and in accordance with the following table: Principal Seed Capital at Cost: RBC BlueBay: 100% Destra: 0% Next $100 Million over Principal Seed Capital at Cost: RBC BlueBay: 70% Destra: 30% In excess of $100 Million over Principal Seed Capital at Cost RBC BlueBay: 60% Destra: 40%	1.00%	December 29, 2020 (approval of agreement in conjunction with change of control of Destra)	November 13, 2024

B-1

EXHIBIT C

5% OR GREATER OWNERSHIP OF SHARES BY CLASS

The following table identifies those investors known to the Fund to own beneficially or of record 5% or more of the voting securities of a class of the Fund’s shares as of October 14, 2025. Any shareholder that owns 25% or more of the outstanding shares of the Fund or class may be presumed to “control” (as that term is defined in the 1940 Act) the Fund or class. Shareholders controlling the Fund or a class could have the ability to vote a majority of the shares of the Fund or class on any matter requiring approval of the shareholders of the Fund or class.

Class	Shareholder Name and Address	Number of Shares of Class Owned	Percentage of Shares of Class Owned
Class I Shares	CHARLES SCHWAB & CO INC ATTN MUTUAL FUND 211 MAIN ST SAN FRANCISCO, CA 94105	6,406,087.9420 Shares	39.97%
	LPL FINANCIAL ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121	3,887,109.3450 Shares	24.25%
Class A Shares	LPL FINANCIAL ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121	210,813.9520 Shares	40.82%

C-1

PROXY PROXY

BLUEBAY DESTRA INTERNATIONAL EVENT-DRIVEN CREDIT FUND
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 9, 2025
501 S CHERRY STREET, SUITE 610, DENVER, COLORADO 80246

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of the above-mentioned Fund (the "Fund") hereby appoints Lavonne Griffin and Marcie McVeigh, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on December 9, 2025 at 9:00 a.m., Mountain Time, at the offices of PINE Advisor Solutions, 501 S Cherry Street, Suite 610, Denver, Colorado 80246, and at any or all adjournments or postponements thereof. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED "FOR" THE PROPOSALS SET FORTH ON THE REVERSE.

CONTROL #:

SHARES:

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

____
Signature(s) (Title(s), if applicable)

____

____
Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

THERE ARE 3 EASY WAYS TO VOTE YOUR PROXY:

1. **By Phone:** Call Okapi Partners toll-free at: **(855) 305-0856** to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 8:00 PM (EST).

OR

2. **By Internet:** Refer to your proxy card for the control number and go to: **www.OkapiVote.com/BlueBayDestra2025** and follow the simple on-screen instructions.

OR

3. **By Mail:** Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

If possible, please utilize option 1 or 2 to ensure that your vote is received and registered in time for the meeting on December 9, 2025

PROXY PROXY BLUE B AY D E S TRA I NTE R N AT ION A L EV E NT - DRIV E N C RED I T F U ND S P ECIAL MEET ING O F S H AR E HOLDERS T O BE H E LD O N D EC EMBE R 9 , 2 0 2 5 50 1 S CH E RRY STRE E T, SU I TE 61 0 , DEN V ER, COL O RA D O 8 0 246 THIS P R OX Y IS BEING S O L I C I TED BY T HE B O A R D O F T R U STE E S. The un d ers igne d sh a r e ho l der( s ) o f th e above - menti on e d Fund (the “ Fu n d”) h e reby app oin ts Lavon n e G r iffi n an d Mar c i e McVei g h , o r an y on e o f th e m true and la wful attorne y s with p o wer o f substitu tio n o f each , to v o te a l l share s o f t h e Fund which the und er s igne d i s ent i tl e d to v ote , a t t h e S pecial Meetin g o f S h areho l ders t o be he l d on Decemb e r 9 , 202 5 a t 9:0 0 a.m. , Moun ta i n Tim e , a t th e offi c es o f PINE A d v iso r S olu ti o n s , 50 1 S Ch e rry Stree t , S u i te 6 10 , Denve r , Co lorad o 8 0 246, an d a t an y o r al l adjou r nment s o r po s tponem e nt s the r eof . I n their d i scretio n , the p r oxy ho l de r s na m e d abov e ar e a u thorized to v ot e upon su ch ot h e r matte rs a s m a y properl y c om e b efor e the mee t in g o r an y ad j our n ment s or postpone m ents. RECE I PT O F T HE NO TICE O F THE S P EC I AL MEE TI N G AN D T HE A C COM PANY I NG P R O XY STATEM E N T IS H E REBY ACKNO W LE DG ED . THIS PROXY C ARD WILL BE V O T E D AS I NST R U C TED . I F N O S P E CIFI C AT IO N IS MAD E A ND T H E PROXY C A R D IS E X EC U T E D, T HE P R OX Y CARD WI L L BE V OTED “F O R” THE P R OPOS A L S S E T FO R TH O N T HE R E V E RS E . PLEA S E VO TE VIA THE I N TE R NET O R T E LEPHONE OR M A R K, SIGN, DATE AND R E T U RN THIS P R OXY U SING T HE E N C LOS E D EN V E LOPE CO N TI N UED O N THE R E V E R S E S IDE E V ERY SHAR E HOLDER’S VOTE IS IMPORT A NT! VOTE T H IS P ROXY CARD TO D A Y! SHARES : Note : Please date a nd s ig n exact l y as the name appears on this proxy card . When shares are he l d by join t owners/ t enants, at le ast one ho ld er should s ig n . When s ig n in g i n a f i duciary capac it y, such as executor, administ r ator, t r ustee, attorney, gua r dian etc . , p le ase so in d ic ate . Corporate and partnersh i p prox ie s should be s ig ned by a n authorized person . Signature(s) (Tit l e(s), i f app li cab le) Date CONTROL #: THERE A R E 3 EASY WAYS TO VOTE YOUR PROX Y: 1. By Phone : Call O kapi P a rt n ers to ll - free at : ( 8 55 ) 30 5 - 085 6 to vote with a l i ve prox y s e rv i c e s repr e sent a tive . Re p r esentat i v e s are avai l ab l e to take yo u r v ot e o r to answ e r a n y q u estion s Mond ay through Fr id a y 9 : 00 A M to 8 : 00 P M (EST) . OR 2. By Intern e t : Refer to yo u r p r oxy c ar d f o r the control num be r and g o to : ww w . Oka piVote . c om / Bl u eBayDestr a 20 2 5 an d fo llo w the s impl e o n - scree n i nstructio n s . OR 3. By Mail : S ign , Date, an d Retu r n th i s prox y c a rd usin g the enclo s ed postag e - pa i d e n ve l ope . If possible, please util i ze o pt i on 1 or 2 to e n s ure th a t your vote is re c eiv e d a n d register e d in time for t h e meeti n g on December 9, 2 0 2 5

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSALS

INSTRUCTIONS: TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS SHOWN HERE: ■

To transact any other business that may properly come before the Meeting or any adjournment thereof in the discretion of the proxies or their substitutes.

You may have received more than one proxy card due to multiple investments in the Fund.

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

THE PROXY STATEMENT AND THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING ARE AVAILABLE AT: WWW.OKAPIVOTE.COM/BLUEBAYDESTRA

INSTRUC T I O NS: TO VOTE, MA RK B O X E S B E LO W IN BLUE O R B L A C K I NK A S S HO W N HERE: FOR AGAINST ABSTAIN 1 . To appr o ve a n amende d an d r e s tate d s u b - a d v isor y a g reeme n t betwe e n D e st r a Cap i tal A d v is o rs LL C a n d RBC Globa l Ass e t Ma n a gem en t (UK) L i mit ed. 2 . To appr o ve the r ecla s s ifi cat io n o f the Fund from d iver s ifie d to non - d i vers ifi ed. To transact a ny oth er bus in ess that may p ro p er l y co m e before the Me e ting or a ny a d jo u rnme n t t her e of i n t he d i scre t ion of the pr o x ie s or their s ubsti t ute s . You may have r ece ive d more t han one proxy ca r d due to mu l tiple i nves t me n ts in the Fund. PLEASE REMEMBER TO VOTE ALL O F YOUR PROXY CARDS! P LEA S E F O LD A LON G THE P ERFOR A TION, DETA C H A ND RETU R N T HE U P P ER PO RT IO N IN T HE E N CLOSE D E NV ELO P E . CO N TI N UED A ND TO BE S I G NED O N RE V E RSE S I DE IMPORT A NT NOTICE R E G A R DING THE AV A ILABILITY O F PROXY MATER I ALS FOR THE SPE C I AL ME E TING O F SHAREHO L DERS TO BE HELD O N DECEMBER 9 , 2025 THE PROXY S TATEMENT AND THE NOTICE OF SPE C I AL MEET ING O F SHAREHOLDERS F O R THIS MEETING A R E AV A ILABLE AT: WWW. OKAPIVO T E.COM/BLUEB A YDESTRA THE BOARD RECO M M ENDS TH A T SHAREHOLD E RS VOTE “FOR” THE PROPOSAL S